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Exhibit 32.2

CERTIFICATION OF EXECUTIVE VICE PRESIDENT, AND CHIEF FINANICAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Charles J. Mallon, Executive Vice President, Finance and Chief Financial Officer of New Horizons Worldwide, Inc. (the "Company"), hereby certify that, to my knowledge,:

  (1)
  The Company's report on Form 10-K for the year ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHARLES J. MALLON Name: Charles J. Mallon Title: Executive Vice President and Chief Financial Officer

March 23, 2009

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  Exhibit 32.2